Exhibit 99.4

STERLING CONSTRUCTION COMPANY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined financial information gives effect to the acquisition of a 91.67% interest in Road and Highway Builders, LLC ( "RHB") by Sterling Construction Company, Inc. ("SCC"), accounted for as a business combination using the purchase method of accounting. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information is based on management’s preliminary valuation. The estimates and assumptions are subject to change upon the finalization of valuations, which are contingent upon final appraisals of plant and equipment, identifiable intangible assets, adjustments to contract-related and other accounts and the results of operations in October 2007. Revisions to the preliminary purchase price allocation could result in significant deviations from the accompanying pro forma information.

The pro forma condensed combined statements of income reflect the acquisition of RHB as if it occurred on January 1, 2006. The historical results of operations included in the unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2006 were derived from the audited financial statements of SCC and RHB. For SCC, this information was derived from its annual report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007, which is incorporated into this Form 8-K/A by reference. For RHB, this information is included elsewhere in this Form 8-K/A. The historical results of operations included in the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2007 were derived from the unaudited financial statements of each entity. For SCC, this information was derived from its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2007, which is incorporated into this Form 8-K/A by reference.  For RHB, this information is included elsewhere in this Form 8-K/A.

The pro forma condensed combined balance sheet reflects the acquisition of RHB as if it occurred on September 30, 2007. The historical balance sheets of SCC and RHB included in the unaudited pro forma condensed combined balance sheet were derived from the unaudited financial statements of each entity. For SCC, this information was derived from its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2007. For RHB, this information is included elsewhere in this Form 8-K/A.

This unaudited pro forma condensed combined financial information has been prepared by SCC management for illustrative purposes only. The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had SCC and RHB been a combined company during the specified periods. Additionally, classifications of certain financial accounts of the acquired company may differ from those of SCC. The unaudited pro forma condensed combined financial information reflects the acquisition of the interest in RHB, which was financed with a combination of proceeds from the sale of short-term investments, borrowings under SCC’s new credit facility and 40,702 shares of common stock issued in the acquisition. SCC is evaluating the option of a public offering of common stock to repay its credit facility borrowings, which is not reflected in the pro forma results. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and the notes thereto of RHB included elsewhere in this Form 8-K/A and in SCC ’s Form 10-K filed with the Securities Exchange Commission on March 16, 2007 and Form 10-Q filed with the Securities and Exchange Commission on November 9, 2007.

STERLING CONSTRUCTION COMPANY, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet
At September 30, 2007

	Sterling Construction Company, Inc.	Road and Highway Builders, LLC	Pro Forma Adjustments			Pro Forma Combined
		(Amounts in thousands)
Current Assets
Cash	$14,894	$0		$9,030	(a)(b)(d)(e)(f)	$23,924
Short-term investments	32,630	0		(32,630)	(e)	0
Contract receivables, including retention	52,498	5,434				57,932
Costs and estimated earnings in excess of billings on uncompleted contracts	7,247	553				7,800
Inventories	1,047	449				1,496
Due from related party	0	12,000		(12,000)	(a)	0
Deferred tax asset	1,038	0				1,038
Other current assets	1,968	237				2,205
Total Current Assets	111,322	18,673		(35,600)		94,395

Property and Equipment	88,009	17,712		(566)	(c)(g)	105,155
Less: Accumulated depreciation	(25,619)	(6,719)		44	(c)	(32,294)
	62,390	10,993		(522)		72,861
Investment in RHB	0	0		0	(f)(g)	0
Goodwill	12,735	0		42,252	(g)	54,987
Other assets	660	0				660
Total Assets	$187,107	$29,666		$6,130		$222,903

Current Liabilities
Excess of outstanding checks over bank balance	$0	$1,756	$			$1,756
Current maturities of long term debt	123	67				190
Accounts payable	22,257	5,886				28,143
Billings in excess of costs and estimated earnings on uncompleted contracts	21,979	3,035				25,014
Accrued expenses	7,272	666				7,938
Total Current Liabilities	51,631	11,410				63,041

Long term debt, less current maturities	30,566	101		(22,400)	(d)	53,067
Deferred tax liability	2,975	0				2,975
Minority interest in RHB	0	0		(6,300)	(g)	6,300
Total Liabilities	85,172	11,511		(28,700)		125,383

Equity
Common stock	110	0		(1)	(f)	111
Additional paid-in capital	115,821	0		(4,416)	(f)(g)	111,405
Accumulated deficit	(13,996)	0				(13,996)
Members' equity	0	18,155		18,155	(b)(c)(g)	0
Total Equity	101,935	18,155		22,570		97,520

Total Liabilities and Equity	$187,107	$29,666		$(6,130)		$222,903

STERLING CONSTRUCTION COMPANY, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet
Pro Forma Entries and Explanatory Notes
At September 30, 2007
Amounts in thousands
Pro Forma Entries
(a)	Collection in October 2007 of receivable due from Fisher Sand & Gravel, a related party of RHB
	Cash	$12,000
	Due from related party	(12,000)

(b)	October 2007 cash distributions to Members of RHB
	Members' equity	$6,000
	Cash	(6,000)

(c)	October 2007 distribution of land and buildings to Members of RHB
	Accumulated depreciation	$44
	Property and equipment	(1,566)
	Members' equity	1,522

(d)	Cash borrowed under new credit facility to purchase RHB
	Cash	$22,400
	Long-term debt	(22,400)

(e)	Liquidation of investments to fund a portion of the purchase price of RHB
	Cash	$32,630
	Short-term investments	(32,630)

(f)	Cash and common stock paid to purchase investment in RHB
	Investment in RHB	$53,000
	Cash	(52,000)
	Common stock	(1)
	Additional paid-in capital	(999)

(g)	Entries in consolidation to reflect goodwill, step-up in basis of property and equipment and minority interest in RHB
	Goodwill	$42,252
	Property and equipment	1,000
	Additional paid-in capital	5,415
	Members' equity	10,633
	Investment in RHB	(53,000)
	Minority interest in RHB (cost basis)	(6,300)

Summary of Purchase Price and Pro Forma Preliminary Allocation of Purchase Price

Summary of Purchase Price —
Cash borrowed under new credit facility	$22,400
Issuance of common stock	1,000
Cash from sale of short-term investments	29,600
Total purchase price	$53,000

Pro Forma Preliminary Allocation of Purchase Price —
Working capital	$1,263
Property and equipment	10,471
Long-term debt, less current maturities	(101)
Goodwill	42,252
Minority interest	(885)
Total preliminary purchase price allocation	$53,000

STERLING CONSTRUCTION COMPANY, INC.
Unaudited Pro Forma Condensed Combined Statements of Income

	Year Ended December 31, 2006						Nine Months Ended September 30, 2007

	Sterling Construction Company, Inc.	Road and Highway Builders, LLC	Pro Forma Adjustments			Pro Forma Combined	Sterling Construction Company, Inc.	Road and Highway Builders, LLC	Pro Forma Adjustments			Pro Forma Combined
			(Amounts in thousands, except per share amounts)
Statement of Operations Data:
Revenues	$249,348	$37,163	$			$286,511	$217,877	$64,920	$			$282,797
Costs of earned contract revenues	220,801	31,467				252,268	196,284	44,115				240,399
Gross profit	28,547	5,696				34,243	21,593	20,805				42,398
General and administrative expenses	(10,825)	(462)				(11,287)	(8,725)	(399)				(9,124)
Other operating income	276	549				825	433	0				433
Operating income	17,998	5,783				23,781	13,301	20,406				33,707
Other income
Interest income	1,426	487		(1,426)	(c)	487	1,421	471		(1,421)	(c)	471
Gain on sale of land & buildings	0	0				0	0	90				90
Interest expense	(220)	(52)		(1,792)	(a)	(2,064)	(55)	(70)		(1,344)	(a)	(1,469)
Income from continuing operations before minority interest and income taxes	19,204	6,219		(3,218)		22,205	14,667	20,897		(2,765)		32,799
Minority interest	0	0		(518)	(d)	(518)	0	0		(1,734)	(d)	(1,734)
Income from continuing operations before income taxes	19,204	6,219		(3,736)		21,687	14,667	20,897		(4,499)		31,065
Income tax expense	(6,566)	0		(844)	(a)(b)(c)	(7,410)	(4,890)	0		(5,575)	(a)(b)(c)	(10,465)
Net income from continuing operations	12,638	6,219		(4,580)		14,277	9,777	20,897		(10,074)		20,600
Income (loss) from discontinued operations, net	682	0				682	(25)	0				(25)

Net income	$13,320	$6,219		$(4,580)		$14,959	$9,752	$20,897		$(10,074)		$20,575
Basic Income per share:
Continuing operations	$1.19					$1.34	$0.89					$1.87
Discontinued operations	0.06					0.06	0.00					0.00
Net income per share	$1.25					$1.40	$0.89					$1.87
Weighted average number of shares outstanding used in computing basic per share amounts	10,583					10,623	10,962					11,002

Diluted Income per share:
Continuing operations	$1.08					$1.21	$0.83					$1.74
Discontinued operations	0.06					0.06	0.00					0.00
Net income per share	$1.14					$1.27	$0.83					$1.74

Weighted average number of shares outstanding used in computing diluted per share amounts	11,714					11,754	11,765					11,805

STERLING CONSTRUCTION COMPANY, INC.
Unaudited Pro Forma Condensed Combined Statements of Income
Pro Forma Entries and Explanatory Notes

		Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Pro Forma Entries (1)		(Amounts in thousands)
(a)	Interest expense at 8 percent per annum on funds borrowed to purchase interest in RHB
	Retained earnings	$(1,183)	$(887)
	Interest expense (2)	1,792	1,344
	Income tax expense	(609)	(457)

(b)	Income taxes on RHB's income
	Retained earnings	$(1,938)	$(6,515)
	Income tax expense	1,938	6,515

(c)	Reduction in interest income for investments used in purchase of RHB
	Interest income (2)	$1,426	$1,421
	Income tax expense	(485)	(483)
	Retained earnings	(941)	(938)

(d)	Minority interest in income of RHB
	Minority interest - income statement	$518	$1,344
	Minority interest - balance sheet	(518)	(1,344)

Explanatory Notes

(1) No depreciation expense on the step-up in basis of property and equipment has been reflected in the pro forma condensed combined statements of income as any such expense would be an additional cost of contract revenues and, on the percentage-of-completion method of accounting, would increase revenues by approximately the increase in costs plus the gross profit thereon. As the amount of such depreciation on an annual basis, based on preliminary valuations and increase in revenues, would be approximately $200,000 each, the effect on the pro forma combined results of operations would be immaterial for the periods presented.

(2) A change of 1/8 percent in the per annum interest rate based on pro forma borrowings for the acquisition of RHB would change annual interest expense by $28,000.